                                                           +----------------++
[logo]                                                     |                ||
===========================================================|   1994 KMIC    ||==
EXECUTIVE COMPENSATION PROGRAMS                            |                ||
                                                           |                ||
                                                           +================++





                              1994 Key Management
                          Incentive Compensation Plan

                             Corporate Guidelines
                                 (April, 1994)









================================================================================

                                                           +----------------++
[logo]                                                     |                ||
===========================================================|   1994 KMIC    ||==
EXECUTIVE COMPENSATION PROGRAMS                            |                ||
                                                           |                ||
                                                           +================++





ESTABLISHMENT AND PURPOSE:
- - --------------------------
BANC ONE CORPORATION hereby establishes the "Key Management Incentive Compensation Plan" (the Plan) for key employees of the CORPORATION, its State Holding Companies, and its Affiliates.

The purpose of the Plan is to promote the interest of the CORPORATION and its shareholders by strengthening its ability to attract and retain key management talent and to motivate superior levels of performance.


PLAN ADMINISTRATION:
- - --------------------
The Plan is administered by the Personnel and Compensation Committee of the Board of Directors of BANC ONE CORPORATION. Its findings and determinations regarding this plan are official and final.


ELIGIBILITY AND PARTICIPATION:
- - ------------------------------
Participation in the Plan is limited to those officers and other key employees who, by the nature and scope of their positions, are materially responsible for the management, growth, and success of BANC ONE's businesses. Participation may be revoked at any time by the Plan Administrator. An employee whose participation is revoked will be notified, in writing, of such revocation as soon as practicable following such action.

Participation in the Plan will be determined on an annual basis. The following matrix should be used to determine the number of participants eligible in each affiliate.

                                                       MINIMUM ASSET SIZE ($millions)
                             100      200     300      400     500      900    2,000    4,000     5,000     Larger
NUMBER OF PARTICIPANTS       1-3      2-5     3-5      3-7     4-8     5-10     8-15    10-25     15-35       *

* Determined by CEO Review


================================================================================

- - ---------------------------------------
SPECIFIC POSITIONS:
- - -------------------
The following guidelines should be used in determining Plan participants.



    ++===================================================================++
    ||          The following positions, if they exist                   ||
    ||            within the banking affiliate, may be                   ||
    ||            included in the participant number,                    ||
    ||            provided the total number of                           ||
    ||            participants does not exceed the                       ||
    ||            guideline established for the bank's                   ||
    ||            asset size as shown above:                             ||
    ||                                                                   ||
    ||                        Chief Executive Officer                    ||
    ||                        Chief Operating Officer                    ||
    ||                        Chief Financial Officer                    ||
    ||                        Chief Credit Officer                       ||
    ||                        Head of Retail Banking                     ||
    ||                        Head of Corporate Banking                  ||
    ||                        General Counsel                            ||
    ||                        Heads of major functions                   ||
    ||                                                                   ||
    ||          In non-banking affiliates, the following positions       ||
    ||          should be included:                                      ||
    ||                                                                   ||
    ||                        Chief Executive Officer                    ||
    ||                        Chief Financial Officer                    ||
    ||                        Key direct reports                         ||
    ||                        Heads of major functions                   ||
    ||                                                                   ||
    ||          Corporate staff units and state holding                  ||
    ||          companies should have the following                      ||
    ||          positions as participants:                               ||
    ||                                                                   ||
    ||                        Major state-wide function heads            ||
    ||                        Major corporate-wide function heads        ||
    ||                        Key direct reports responsible for major   ||
    ||                        function segments                          ||
    ||                                                                   ||
    ++===================================================================++



Employees approved for participation will be notified of their selection within a reasonable time after approval.

MID-YEAR PARTICIPATION MODIFICATIONS:

An individual who becomes eligible to participate in the Plan during the Plan year may be recommended and approved for a partial year of participation. In such case, the participant's award shall be prorated based on the number of full months of participation. However, the BANC ONE Chief Executive Officer
(CEO), subject to Corporate Compensation Committee approval, may authorize an unreduced award.

The participation of a KMIC participant whose incentive category level is changed during the Plan Year will be pro-rated between the respective base pay and target award levels of each assignment.

                                                           +----------------++
[logo]                                                     |                ||
===========================================================|   1994 KMIC    ||==
EXECUTIVE COMPENSATION PROGRAMS                            |                ||
                                                           |                ||
                                                           +================++





TARGET AWARD LEVELS:
- - --------------------
Target Award levels are expressed in terms of a percentage of Base Pay. Base Pay is the salary earned while participating in the Plan.

At the beginning of the Plan Year, Target Award levels will be established for each participant. The Target Award opportunity will vary in relation to the participant's duties and responsibilities. The 1994 Target Award level guidelines are shown below.

                                                                              GRADE
POSITION          12        13         14         15        16         17         18         19        20         21+
CEOS,
CORPORATE,       15-20%    20-25%     25-30%     25-30%    25-30%     30-35%     30-35%     35-40%     40%       40-50%
STATE-WIDE
OTHER
POSITIONS        10-15%    10-20%     15-25%     20-25%    20-25%     25-30%     25-30%     30-35%    30-35%      N/A

PLEASE NOTE: PARTICIPANTS WHO ARE NEW TO THEIR POSITIONS SHOULD PARTICIPATE AT THE LOWER END OF THE RANGE FOR THEIR GRADE, THUS
             ALLOWING FOR GROWTH OF OPPORTUNITY AS THEY ESTABLISH AND PROVE THEMSELVES IN THEIR ROLE OVER TIME.




EARNINGS PERFORMANCE THRESHOLDS:
- - --------------------------------
An overall Earnings performance threshold has been established by the Chairman of BANC ONE CORPORATION. Likewise, earnings performance thresholds will be established at the holding company and affiliate levels. If the threshold for earnings for any of these organizational levels is NOT met, NO AWARDS WILL BE PAID to anyone within that organization.

For example, if a state holding company threshold is not met, no awards will be paid to any participants from the affiliates in that state holding company regardless of individual affiliate performance. If the threshold for BANC ONE CORPORATION is not met, no awards will be paid under this plan.

PERFORMANCE CATEGORY WEIGHTINGS:
- - --------------------------------
The actual award level will be determined using combined calculations from the performance measures for each organizational level or measurement category below, according to the weightings for each category shown for various management levels.





================================================================================
                                        - 3 -
April, 1994

                                                              1994 KMIC WEIGHTINGS
                                                              --------------------

                                    BANC     Holding    Holding   Affiliate   Affiliate    Affiliate   Affiliate
                          Wtg        ONE        Co        Co        Bank        Bank
                                    Staff      CEO       Staff      CEO         Staff      Division    Division

                                                                                            Head(2)    Staff(2)

  E       BANC ONE                   50%       15%
  A
  R      Holding Co                            35%        50%       15%        5%         5%
  N
  I       Affiliate       50%                                       35%       45%         20%          25%
  N
  G
  S
          Division                                                                        25%          25%


       NIE/Revenue         20%        20%       20%        20%       20%       20%        20%          20%


   Credit Quality (1)      30%                  10%                  10%                  10%          10%

      Discretionary                   30%       20%        30%       20%       30%        20%          20%

          TOTAL            100%      100%       100%      100%      100%       100%      100%          100%

(1)  If a weighting in this category is not applicable to a position, the weighting is to be included in Discretionary.
(2)  This category is applicable only to banks with assets greater than $1 billion.


PERFORMANCE MEASURES:
- - ---------------------
The following performance measurements are used to determine scores in the respective categories.

THESE OBJECTIVES MAY BE MODIFIED AT ANY TIME BY THE CHAIRMAN OF BANC ONE CORPORATION RECOGNIZING THAT THERE MAY BE SIGNIFICANT UNANTICIPATED, NON-RECURRING GAINS OR LOSSES IN INCOME WHICH SHOULD BE CONSIDERED, DEPENDING UPON THE EXTENT TO WHICH THEY HAVE MATERIALLY INFLUENCED THE CORPORATION'S ABILITY TO MEET THE PERFORMANCE GOALS.

EARNINGS PERFORMANCE MEASURES:

A portion of the total performance score is based upon the financial
performance of each affiliate and its holding company.   This measurement is a
composite of Earnings Growth over 1993 and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables as they apply to the holding company and the affiliate, respectively. No performance score for the state or affiliate criteria will be awarded if Earnings Growth does not reach at least 5% AND ROA reaches at least 1.15%.

                                                           +----------------++
[logo]                                                     |                ||
===========================================================|   1994 KMIC    ||==
EXECUTIVE COMPENSATION PROGRAMS                            |                ||
                                                           |                ||
                                                           +================++




                                                        1994 EARNINGS PERFORMANCE MATRIX
                                                        --------------------------------
                          5%     54%  58%  62%  66%  70%  78%  86%  94% 101% 104%  107% 110% 114% 117% 120% 123% 126% 130%

                          6%     60%  64%  68%  72%  76%  84%  92% 100% 103% 106%  110% 113% 116% 119% 122% 126% 129% 132%
                          7%     66%  70%  74%  78%  82%  90%  98% 102% 106% 109%  112% 115% 118% 122% 125% 128% 131% 134%

                          8%     72%  76%  80%  84%  88%  96% 100% 105% 108% 111%  114% 118% 121% 124% 127% 130% 134% 137%
                          9%     78%  82%  86%  90%  94% 101% 104% 107% 110% 114%  117% 120% 123% 126% 130% 133% 136% 139%
                          10%    84%  88%  92%  96% 100% 103% 106% 110% 113% 116%  119% 122% 126% 129% 132% 135% 138% 142%

                          11%    90%  94%  98% 101% 105% 108% 111% 114% 118% 121%  124% 127% 130% 134% 137% 140% 143% 146%
                          12%    96% 100% 102% 103% 110% 113% 116% 119% 122% 126%  129% 132% 135% 138% 142% 145% 148% 151%
                          13%   101% 102% 104% 106% 114% 118% 121% 124% 127% 130%  134% 137% 140% 143% 146% 150% 153% 156%
                       E
                       A  14%   103% 105% 106% 108% 119% 122% 126% 129% 132% 135%  138% 142% 145% 148% 151% 154% 158% 161%
                       R
                       N  15%   106% 107% 109% 110% 124% 127% 130% 134% 137% 140%  143% 146% 150% 153% 156% 159% 162% 166%
                       I  16%   108% 110% 111% 113% 129% 132% 135% 138% 142% 145%  148% 151% 154% 158% 161% 164% 167% 170%
                       N  17%   110% 112% 114% 115% 134% 137% 140% 143% 146% 150%  153% 156% 159% 162% 166% 169% 172% 175%
                       G
                       S  18%   113% 114% 116% 118% 138% 142% 145% 148% 151% 154%  158% 161% 164% 167% 170% 174% 177% 180%
                          19%   115% 117% 118% 120% 143% 146% 150% 153% 156% 159%  162% 166% 169% 172% 175% 178% 182% 185%
                          20%   118% 119% 121% 122% 148% 151% 154% 157% 164% 164%  167% 170% 173% 176% 180% 183% 186% 189%
                       G
                       R  21%   120% 123% 126% 150% 153% 156% 159% 162% 166% 169%  172% 175% 178% 182% 185% 188% 191% 194%
                       O  22%   123% 126% 150% 153% 156% 159% 162% 166% 169% 172%  175% 178% 182% 185% 188% 191% 194% 198%
                       W  23%   125% 150% 153% 156% 159% 162% 166% 169% 172% 175%  178% 182% 185% 188% 191% 194% 198% 201%
                       T  24%   150% 153% 156% 159% 162% 166% 169% 172% 175% 178%  182% 185% 188% 191% 194% 198% 201% 204%
                       H  25%   152% 155% 158% 161% 164% 168% 171% 174% 177% 180%  184% 187% 190% 193% 196% 200% 203% 206%
                          26%   155% 158% 161% 164% 167% 171% 174% 177% 180% 183%  187% 190% 193% 196% 199% 203% 206% 209%
                          27%   157% 160% 163% 166% 169% 173% 176% 179% 182% 185%  189% 192% 195% 198% 201% 205% 208% 211%
                          28%   160% 163% 166% 169% 172% 176% 179% 182% 185% 188%  192% 195% 198% 201% 204% 208% 211% 214%
                          29%   162% 165% 168% 171% 174% 178% 181% 184% 187% 190%  194% 197% 200% 203% 206% 210% 213% 216%
                          30%   165% 168% 171% 174% 177% 181% 184% 187% 190% 193%  197% 200% 203% 206% 209% 213% 216% 219%
                          31%   167% 170% 173% 176% 179% 183% 186% 189% 192% 195%  199% 202% 205% 208% 211% 215% 218% 221%
                          32%   170% 173% 176% 179% 182% 186% 189% 192% 195% 198%  202% 205% 208% 211% 214% 218% 221% 224%
                          33%   172% 175% 178% 181% 184% 188% 191% 194% 197% 200%  204% 207% 210% 213% 216% 220% 223% 226%

                          34%   175% 178% 181% 184% 187% 191% 194% 197% 200% 203%  207% 210% 213% 216% 219% 223% 226% 229%
                          35%   177% 180% 183% 186% 189% 193% 196% 199% 202% 205%  209% 212% 215% 218% 221% 225% 228% 231%
                                1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60  1.65 1.70 1.75 1.80 1.85 1.90 1.95 2.00
                                                                           ROA


The Earnings Growth axis of the matrix is not capped; that is, if Earnings Growth exceeds 35%, the score would be extrapolated from the chart. For non-CEO participants, a measurement of Division Earnings Performance may be implemented when applicable.





                                        - 5 -
                                                             APRIL, 1994
================================================================================

NIE/REVENUE PERFORMANCE:

Non-interest expense (NIE) to Revenue weighting is 20%; however, the Holding Company CEO may select, individually for the holding company and each affiliate, how the 20% is allocated between NIE/Revenue Ratio and NIE/Revenue
Improvement:

                                        NIE/Revenue Ratio     58%    57%    56%    55%    54%   53%    52%
                                              Score            0%    50%    75%   100%   125%  150%   150%


                                        NIE/Revenue Improvement     100bp  200bp  300bp  400bp 500bp
                                                     (bp)
                                                    Score             50%    75%   100%   125%  150%

The weighting alternatives are limited to:

       1.  20% on one component
       2.  10% on each component

CREDIT QUALITY PERFORMANCE:

The performance score for the Credit Quality criteria will be determined using the following table. The Credit Quality performance score is based on 1) achieving BANC ONE CORPORATION standards of 50 basis points or less for commercial charge-offs and 100 basis points or less for retail charge-offs; or
2) showing improvement in the following four credit quality categories: problem loans, non-performing loans, total delinquencies, and total charge-offs.

                            Retail Charge-offs (bp)     120.0 116.0  112.0 108.0  104.0 100.0  87.5   75.0  62.5  50.0
                                     Score                 0%   20%    40%   60%    80%  100%  112%   125%  137%  150%
                          Commercial Charge-offs (bp)    60.0  58.0   56.0  54.0   52.0  50.0  45.0   40.0  35.0  30.0

                                     Score                 0%   20%    40%   60%    80%  100%  112%   125%  137%  150%


INDIVIDUAL PERFORMANCE:

The performance score for individual performance will be at the discretion of the upstream CEO and should consider personal contributions and such issues as audit, loan review, and CRA review.

PAYMENT OF AWARDS:
- - ------------------
At the end of each Plan Year, awards will be computed for each participant. Award amounts may vary above or below the Target Award level based on the assessment of performance results at each organizational level. A payout limit expressed in terms of a flat percentage of Net Income may be determined for each organizational level by the Corporate Compensation Committee each Plan Year.

Payment of Awards will be made in cash, subject to applicable withholding, as soon as practicable after year-end results are reviewed and individual awards are approved.





                                     - 6 -